                                                                   EXHIBIT 99.38
                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2005-WMC1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,791,661,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-WMC1

                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                               HSBC BANK USA, N.A.
                                     TRUSTEE

                               JANUARY [20], 2005

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                           COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                           SERIES 2005-WMC1

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                         $ 320,589,329
Aggregate Original Principal Balance                            $ 321,064,354
Number of Mortgage Loans                                                1,050

                                           MINIMUM                 MAXIMUM        AVERAGE (1)
                                           -------                 -------        -----------
Original Principal Balance                 $50,000                $820,000        $ 305,776
Outstanding Principal Balance              $3,411                 $820,000        $ 305,323

                                           MINIMUM                 MAXIMUM      WEIGHTED AVERAGE (2)
                                           -------                 -------      --------------------
Original Term (mos)                          360                     360                 360
Stated remaining Term (mos)                  352                     356                 355
Loan Age (mos)                                 4                       8                   5
Current Interest Rate                      4.375%                  8.490%              6.062%
Initial Interest Rate Cap                  1.000%                  5.000%              3.247%
Periodic Rate Cap                          1.000%                  2.000%              1.003%
Gross Margin                               4.000%                  8.375%              5.606%
Maximum Mortgage Rate                     10.875%                 14.990%             12.556%
Minimum Mortgage Rate                      4.375%                  8.490%              6.062%
Months to Roll                                16                      55                  24
Original Loan-to-Value                     38.56%                  95.00%              81.62%
Credit Score (3)                             557                     806                 669

                                           EARLIEST                LATEST
                                          ----------             ----------
Maturity Date                             05/01/2034             09/01/2034

                                           PERCENT OF                            PERCENT OF
LIEN POSITION                            MORTGAGE POOL    YEAR OF ORIGINATION   MORTGAGE POOL
1st Lien                                        100.00%     2003                             0.00%
2nd Lien                                          0.00      2004                             100.00


OCCUPANCY                                                  LOAN PURPOSE
Primary                                          98.45%    Purchase                           56.29%
Second Home                                       1.55     Refinance - Rate/Term              12.37
Investment                                        0.00     Refinance - Cashout                31.33

LOAN TYPE                                                 PROPERTY TYPE
Fixed Rate                                         0.00%  Single Family                       70.88%
ARM                                              100.00   Townhouse                            0.00
                                                          Condominium                         10.44
AMORTIZATION TYPE                                         Two- to Four-Family                  3.18
Fully Amortizing                                   0.00%  Manufactured Housing                 0.00
Interest Only                                    100.00   Planned Unit Development            15.50
Balloon                                            0.00

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES

                    NUMBER       AGGREGATE                                WEIGHTED        AVERAGE        WEIGHTED    PERCENT
                      OF         PRINCIPAL        PERCENT OF    WEIGHTED  AVERAGE        PRINCIPAL       AVERAGE     FULL OR
RANGE OF            MORTGAGE      BALANCE          MORTGAGE     AVERAGE    CREDIT         BALANCE        ORIGINAL   ALTERNATIVE
MORTGAGE RATES       LOANS      OUTSTANDING         POOL        COUPON     SCORE        OUTSTANDING        LTV          DOC
--------------      --------    ------------      ----------    --------  -------       -----------      --------   -----------
5.500% or less         222      $ 74,207,294        23.15%      5.264%      700           $334,267        78.94%        76.36%
5.501% to 6.000%       354       104,686,689        32.65       5.846       670            295,725        80.77         74.26
6.001% to 6.500%       239        72,196,500        22.52       6.306       658            302,077        81.96         69.24
6.501% to 7.000%       175        51,771,772        16.15       6.801       650            295,839        84.89         54.33
7.001% to 7.500%        37        10,891,310         3.40       7.289       644            294,360        85.35         59.35
7.501% to 8.000%        18         5,717,266         1.78       7.834       633            317,626        89.48         49.85
8.001% to 8.500%         5         1,118,497         0.35       8.389       648            223,699        87.81         73.47
---------------      -----      ------------       ------       -----     -----           --------       ------     ---------
TOTAL:               1,050      $320,589,329       100.00%      6.062%      669           $305,323        81.62%        69.45%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.375% per annum to 8.490% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.062% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER     AGGREGATE                             WEIGHTED     AVERAGE        WEIGHTED       PERCENT
                            OF        PRINCIPAL     PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL       AVERAGE        FULL OR
RANGE OF                  MORTGAGE     BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE        ORIGINAL     ALTERNATIVE
REMAINING TERMS (MONTHS)   LOANS     OUTSTANDING       POOL       COUPON     SCORE     OUTSTANDING        LTV            DOC
------------------------  --------   -----------    ----------   --------   --------   -----------      --------     -----------
349 to 360                 1,050     $320,589,329    100.00%      6.062%      669        $305,323        81.62%         69.45%
----------                 -----     ------------    ------       -----       ---        --------        -----          -----
TOTAL:                     1,050     $320,589,329    100.00%      6.062%      669        $305,323        81.62%         69.45%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 352 months to 356 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 355 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER     AGGREGATE                              WEIGHTED    AVERAGE       WEIGHTED      PERCENT
                                OF       PRINCIPAL       PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL      AVERAGE       FULL OR
RANGE OF ORIGINAL MORTGAGE   MORTGAGE    BALANCE          MORTGAGE    AVERAGE   CREDIT      BALANCE       ORIGINAL    ALTERNATIVE
LOAN PRINCIPAL BALANCES       LOANS    OUTSTANDING          POOL      COUPON     SCORE    OUTSTANDING       LTV           DOC
--------------------------   --------  ------------      ----------   --------  --------  -----------     --------    -----------
$50,000 or less                  1     $     50,000         0.02%      7.000%     602       $ 50,000        76.92%       100.00%
$50,001 to $100,000             35        2,963,945         0.92       6.369      655         84,684        80.53         87.38
$100,001 to $150,000            98       12,493,285         3.90       6.210      665        127,483        82.13         77.41
$150,001 to $200,000           135       23,926,477         7.46       6.094      667        177,233        80.04         74.85
$200,001 to $250,000           136       30,522,207         9.52       6.023      666        224,428        80.76         68.45
$250,001 to $300,000           156       42,894,984        13.38       6.087      670        274,968        82.25         78.04
$300,001 to $350,000           140       45,531,532        14.20       6.003      672        325,225        81.70         69.14
$350,001 to $400,000           119       43,794,641        13.66       6.010      664        368,022        82.86         75.65
$400,001 to $450,000            70       29,800,492         9.30       6.127      666        425,721        81.83         55.52
$450,001 to $500,000            57       27,202,661         8.49       6.058      676        477,240        82.14         68.46
$500,001 to $550,000            43       22,558,799         7.04       5.962      673        524,623        82.27         63.02
$550,001 to $600,000            23       13,274,659         4.14       6.031      676        577,159        82.82         56.80
$600,001 to $650,000            13        8,098,098         2.53       6.294      671        622,931        79.75         53.72
$650,001 to $700,000             7        4,767,692         1.49       5.884      716        681,099        83.86        100.00
$700,001 to $750,000            12        8,729,256         2.72       6.086      664        727,438        77.30         57.57
$750,001 to $800,000             4        3,160,601         0.99       6.225      627        790,150        71.36         75.73
$800,001 to $850,000             1          820,000         0.26       6.990      652        820,000        80.00          0.00
--------------------         -----     ------------       ------       -----      ---       --------        -----        ------
TOTAL:                       1,050     $320,589,329       100.00%      6.062%     669       $305,323        81.62%        69.45%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $3,411 to approximately $820,000 and the average outstanding principal balance of the Mortgage Loans was approximately $305,323.

PRODUCT TYPES

                                   NUMBER       AGGREGATE                             WEIGHTED     AVERAGE    WEIGHTED     PERCENT
                                     OF         PRINCIPAL    PERCENT OF    WEIGHTED   AVERAGE     PRINCIPAL   AVERAGE      FULL OR
                                  MORTGAGE       BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE    ORIGINAL   ALTERNATIVE
PRODUCT TYPES                      LOANS       OUTSTANDING      POOL        COUPON     SCORE     OUTSTANDING    LTV           DOC
-------------                     --------     -----------   ----------    --------   --------   -----------  --------   -----------
2/28 LIBOR Loans - 60 Month IO       905      $274,696,003     85.68%       6.073%      669        $303,531    81.86%        68.24%
3/27 LIBOR Loans - 60 Month IO       145        45,893,326     14.32        6.001       671         316,506    80.18         76.71
------------------------------     -----      ------------    ------        -----       ---        --------    -----         -----
TOTAL:                             1,050      $320,589,329    100.00%       6.062%      669        $305,323    81.62%        69.45%

ADJUSTMENT TYPE

                      NUMBER       AGGREGATE                              WEIGHTED    AVERAGE        WEIGHTED      PERCENT
                        OF         PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL       AVERAGE       FULL OR
                     MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT     BALANCE        ORIGINAL    ALTERNATIVE
ADJUSTMENT TYPE       LOANS       OUTSTANDING       POOL        COUPON     SCORE    OUTSTANDING        LTV            DOC
---------------      --------     -----------    ----------    --------   --------  -----------      --------    -----------
ARM                   1,050      $320,589,329     100.00%       6.062%      669      $305,323         81.62%        69.45%
---------------       -----      ------------     ------        -----       ---      --------         -----         -----
TOTAL:                1,050      $320,589,329     100.00%       6.062%      669      $305,323         81.62%        69.45%

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER       AGGREGATE                            WEIGHTED           AVERAGE      WEIGHTED     PERCENT
                             OF         PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE           PRINCIPAL     AVERAGE      FULL OR
                          MORTGAGE       BALANCE      MORTGAGE     AVERAGE    CREDIT            BALANCE      ORIGINAL   ALTERNATIVE
GEOGRAPHIC DISTRIBUTION    LOANS       OUTSTANDING     POOL        COUPON     SCORE           OUTSTANDING      LTV          DOC
-----------------------   --------     -----------   ----------   --------   --------         -----------    --------   -----------
Arizona                       46      $  8,347,033       2.60%     6.208%      663              $181,457       81.98%      74.30%
California                   718       249,501,219      77.83      6.014       670               347,495       81.29       70.06
Colorado                      16         2,917,075       0.91      6.257       632               182,317       80.42       88.78
Connecticut                    8         2,486,300       0.78      6.227       676               310,787       80.41       61.16
Delaware                       1           320,000       0.10      6.125       631               320,000       80.00        0.00
District of Columbia           1           279,200       0.09      5.250       653               279,200       80.00      100.00
Florida                       35         7,485,495       2.33      6.201       664               213,871       83.30       74.31
Georgia                       10         1,479,731       0.46      6.911       639               147,973       85.30       73.26
Idaho                          2           667,999       0.21      6.256       660               334,000       80.00       11.38
Illinois                      17         4,409,721       1.38      6.414       675               259,395       87.72       64.58
Kansas                         1           113,198       0.04      6.500       646               113,198       80.00      100.00
Kentucky                       2           293,620       0.09      6.163       651               146,810       79.38      100.00
Louisiana                      1           183,999       0.06      6.750       647               183,999       80.00        0.00
Maryland                      39         9,343,647       2.91      6.348       669               239,581       83.58       79.00
Massachusetts                  3           635,800       0.20      5.731       651               211,933       83.20       70.05
Michigan                       5           694,398       0.22      5.893       663               138,880       80.00       80.07
Minnesota                      1           176,193       0.05      7.000       669               176,193       94.99      100.00
Missouri                       1            70,560       0.02      6.575       677                70,560       80.00        0.00
Nebraska                       1           213,548       0.07      5.825       763               213,548       80.00        0.00
Nevada                        34         8,282,078       2.58      6.284       676               243,591       83.66       77.90
New Hampshire                  1           195,868       0.06      6.375       648               195,868       80.00        0.00
New Jersey                     6           918,713       0.29      6.394       665               153,119       80.86       80.41
New York                       7         2,461,912       0.77      6.210       683               351,702       86.33       44.54
North Carolina                 5           542,900       0.17      6.498       667               108,580       83.46       78.96
Ohio                           6         1,224,229       0.38      6.282       685               204,038       80.63       70.40
Oklahoma                       1           308,000       0.10      6.000       715               308,000       80.00        0.00
Oregon                         4           675,752       0.21      5.759       668               168,938       80.75       46.53
Pennsylvania                   3           670,374       0.21      6.262       655               223,458       71.78       47.54
Rhode Island                   1           220,000       0.07      6.750       665               220,000       80.00        0.00
South Carolina                 3           592,395       0.18      6.463       675               197,465       90.49       88.07
Texas                         15         2,645,717       0.83      5.913       660               176,381       81.15       69.74
Utah                           5           614,618       0.19      5.938       669               122,924       80.00       36.44
Virginia                      24         5,780,727       1.80      6.248       669               240,864       80.18       51.42
Washington                    21         4,947,872       1.54      5.936       659               235,613       83.60       45.09
West Virginia                  1           147,200       0.05      6.750       674               147,200       80.00      100.00
Wisconsin                      5           742,237       0.23      5.900       654               148,447       80.00       77.90
------                     -----      ------------     ------      -----       ---              --------       -----       -----
TOTAL:                     1,050      $320,589,329     100.00%     6.062%      669              $305,323       81.62%      69.45%

No more than approximately 1.18% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                        NUMBER       AGGREGATE                              WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                          OF         PRINCIPAL     PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      FULL OR
RANGE OF ORIGINAL      MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
LOAN-TO-VALUE RATIOS    LOANS       OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING     LTV          DOC
--------------------   --------     -----------    ----------    --------   -------   -----------   --------   -----------
50.00% or less               4     $  1,194,447       0.37%       5.229%      684       $298,612     40.70%       82.84%
50.01% to 55.00%             2          510,500       0.16        5.593       683        255,250     52.63        62.68
55.01% to 60.00%             4        1,719,231       0.54        6.067       640        429,808     57.71        56.38
60.01% to 65.00%             7        3,111,831       0.97        5.667       665        444,547     63.61        50.61
65.01% to 70.00%            17        5,664,346       1.77        5.648       658        333,197     69.00        85.62
70.01% to 75.00%            25        9,326,899       2.91        5.696       665        373,076     72.94        77.12
75.01% to 80.00%           747      216,230,460      67.45        5.949       673        289,465     79.91        67.72
80.01% to 85.00%            44       16,250,109       5.07        6.199       668        369,321     84.03        69.39
85.01% to 90.00%           133       45,450,930      14.18        6.431       656        341,736     89.66        73.02
90.01% to 95.00%            67       21,130,575       6.59        6.711       663        315,382     94.70        75.11
---------------          -----     ------------     ------        -----       ---       --------     -----        -----
TOTAL:                   1,050     $320,589,329     100.00%       6.062%      669       $305,323     81.62%       69.45%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 38.56% to 95.00%.

LOAN PURPOSE

                        NUMBER               AGGREGATE                           WEIGHTED    AVERAGE      WEIGHTED      PERCENT
                          OF                 PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE       FULL OR
                       MORTGAGE               BALANCE      MORTGAGE    AVERAGE    CREDIT     BALANCE      ORIGINAL    ALTERNATIVE
LOAN PURPOSE            LOANS               OUTSTANDING      POOL       COUPON    SCORE    OUTSTANDING      LTV           DOC
------------           --------             -----------   ----------   --------  --------  -----------    --------    -----------
Purchase                  617              $180,466,527      56.29%      5.956%    680      $292,490       81.00%        70.66%
Refinance - Cashout       310               100,451,997      31.33       6.220     656       324,039       82.25         65.66
Refinance - Rate Term     123                39,670,805      12.37       6.150     654       322,527       82.83         73.57
---------------------   -----              ------------     ------       -----     ---      --------       -----         -----
TOTAL:                  1,050              $320,589,329     100.00%      6.062%    669      $305,323       81.62%        69.45%

PROPERTY TYPE

                           NUMBER      AGGREGATE                            WEIGHTED    AVERAGE    WEIGHTED       PERCENT
                             OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL   AVERAGE        FULL OR
                          MORTGAGE      BALANCE      MORTGAGE    AVERAGE     CREDIT     BALANCE    ORIGINAL     ALTERNATIVE
PROPERTY TYPE              LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING    LTV             DOC
-------------             --------    -----------   ----------   --------   --------  -----------  --------     -----------
Single Family                726     $227,228,509      70.88%     6.062%       667      $312,987    81.65%          67.62%
Condominium                  123       33,458,476      10.44      5.903        679       272,020    81.23           74.63
Two- to Four-Family           27       10,196,033       3.18      6.568        678       377,631    81.51           70.11
Planned Unit Development     174       49,706,311      15.50      6.068        670       285,668    81.75           74.20
------------------------   -----     ------------     ------      -----        ---      --------    -----           -----
TOTAL:                     1,050     $320,589,329     100.00%     6.062%       669      $305,323    81.62%          69.45%

DOCUMENTATION

                             NUMBER     AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED      PERCENT
                               OF       PRINCIPAL     PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE       FULL OR
                            MORTGAGE     BALANCE       MORTGAGE     AVERAGE     CREDIT      BALANCE     ORIGINAL    ALTERNATIVE
DOCUMENTATION                LOANS     OUTSTANDING       POOL        COUPON      SCORE    OUTSTANDING     LTV            DOC
-------------               --------   -----------    ----------    --------    --------  -----------   --------    -----------
Full Documentation              719    $211,018,067      65.82%      5.988%       668       $293,488      81.67%       100.00%
Limited Documentation           148      49,997,307      15.60       6.034        665        337,820      81.20          0.00
Streamlined Documentation        59      17,580,586       5.48       6.417        704        297,976      80.77          0.00
Lite Documentation               50      16,332,049       5.09       6.245        659        326,641      82.09          0.00
Stated Documentation             41      14,021,367       4.37       6.590        671        341,985      81.75          0.00
Full/Alt Documentation           33      11,639,953       3.63       6.111        662        352,726      82.94        100.00
------------------------      -----    ------------     ------       -----        ---       --------      -----        ------
TOTAL:                        1,050    $320,589,329     100.00%      6.062%       669       $305,323      81.62%        69.45%

OCCUPANCY

                NUMBER       AGGREGATE                                   WEIGHTED      AVERAGE        WEIGHTED       PERCENT
                  OF         PRINCIPAL      PERCENT OF      WEIGHTED     AVERAGE      PRINCIPAL       AVERAGE        FULL OR
               MORTGAGE       BALANCE        MORTGAGE       AVERAGE      CREDIT        BALANCE        ORIGINAL     ALTERNATIVE
OCCUPANCY        LOANS      OUTSTANDING        POOL          COUPON       SCORE      OUTSTANDING        LTV             DOC
---------      --------     -----------     ----------      -------      --------    -----------      --------     -----------
Primary          1,028      $315,632,556       98.45%        6.059%        669         $307,036        81.58%         69.23%
Second Home         22         4,956,774        1.55         6.256         705          225,308        83.64          83.55
-----------      -----      ------------      ------         -----         ---         --------        -----          -----
TOTAL:           1,050      $320,589,329      100.00%        6.062%        669         $305,323        81.62%         69.45%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                       NUMBER      AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED       PERCENT
                         OF        PRINCIPAL      PERCENT OF     WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE        FULL OR
MORTGAGE LOANS AGE    MORTGAGE      BALANCE        MORTGAGE      AVERAGE      CREDIT       BALANCE      ORIGINAL     ALTERNATIVE
(MONTHS)                LOANS     OUTSTANDING        POOL         COUPON      SCORE      OUTSTANDING       LTV           DOC
------------------    --------    -----------     ----------     --------    --------    ----------     --------     -----------
4                           4    $  1,248,211         0.39%        6.707%       670       $312,053        83.27%         62.88%
5                         569     177,388,340        55.33         6.093        669        311,755        81.72          65.07
6                         423     126,425,804        39.44         6.001        669        298,879        81.38          76.49
7                          50      14,331,674         4.47         6.181        670        286,633        82.62          65.97
8                           4       1,195,300         0.37         5.849        657        298,825        78.37          24.50
------                  -----    ------------       ------         -----        ---       --------        -----          -----
TOTAL:                  1,050    $320,589,329       100.00%        6.062%       669       $305,323        81.62%         69.45%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                        NUMBER      AGGREGATE                                 WEIGHTED      AVERAGE      WEIGHTED       PERCENT
                          OF        PRINCIPAL      PERCENT OF     WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE        FULL OR
ORIGINAL PREPAYMENT    MORTGAGE      BALANCE        MORTGAGE      AVERAGE      CREDIT       BALANCE      ORIGINAL     ALTERNATIVE
PENALTY TERM            LOANS      OUTSTANDING        POOL         COUPON      SCORE      OUTSTANDING      LTV            DOC
-------------------    --------    -----------     ---------      --------    --------    -----------    --------     -----------
None                      138      $ 35,822,453      11.17%         6.548%      669         $259,583       84.02%         64.24%
12 Months                  31        11,400,022       3.56          6.505       660          367,743       81.96          72.55
24 Months                 759       235,344,627      73.41          5.979       669          310,072       81.64          68.64
36 Months                 122        38,022,227      11.86          5.987       672          311,658       79.13          78.48
---------               -----      ------------     ------          -----       ---         --------       -----          -----
TOTAL:                  1,050      $320,589,329     100.00%         6.062%      669         $305,323       81.62%         69.45%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

CREDIT SCORES

                          NUMBER        AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED     PERCENT
                            OF          PRINCIPAL      PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE      FULL OR
                         MORTGAGE        BALANCE        MORTGAGE    AVERAGE      CREDIT      BALANCE      ORIGINAL    ALTERNATIVE
RANGE OF CREDIT SCORES    LOANS        OUTSTANDING        POOL       COUPON       SCORE    OUTSTANDING      LTV          DOC
----------------------   --------      -----------     ----------   --------    --------   -----------    --------    -----------
557 to 575                    1        $    144,000        0.04%      6.250%       557      $144,000       80.00%       100.00%
576 to 600                   43          12,326,545        3.84       6.524        590       286,664       80.68         73.19
601 to 625                  156          44,853,357       13.99       6.435        614       287,522       82.33         76.78
626 to 650                  218          64,299,918       20.06       6.188        638       294,954       81.59         74.32
651 to 675                  229          72,866,718       22.73       6.096        663       318,195       82.44         63.99
676 to 700                  158          49,521,312       15.45       5.962        687       313,426       82.39         67.23
701 to 725                  107          33,901,342       10.57       5.812        711       316,835       79.91         59.99
726 to 750                   63          19,951,503        6.22       5.552        737       316,691       80.05         65.57
751 to 775                   50          15,835,489        4.94       5.703        761       316,710       80.25         77.12
776 to 800                   24           6,515,817        2.03       5.541        785       271,492       80.20         81.90
801 to 806                    1             373,328        0.12       5.600        806       373,328       90.00        100.00
------                    -----        ------------     -------       -----        ---      --------       -----         -----
TOTAL:                    1,050        $320,589,329      100.00%      6.062%       669      $305,323       81.62%        69.45%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 557 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 669.

CREDIT GRADE

                NUMBER        AGGREGATE                                    WEIGHTED      AVERAGE        WEIGHTED       PERCENT
                  OF          PRINCIPAL       PERCENT OF      WEIGHTED     AVERAGE      PRINCIPAL       AVERAGE        FULL OR
               MORTGAGE        BALANCE         MORTGAGE       AVERAGE       CREDIT       BALANCE        ORIGINAL     ALTERNATIVE
CREDIT GRADE    LOANS        OUTSTANDING        POOL           COUPON       SCORE      OUTSTANDING        LTV            DOC
------------   --------      -----------      ----------      --------     --------    -----------      --------     -----------
AA                 730       $226,731,205        70.72%        5.948%        688         $310,591        81.50%         67.37%
A                  281         83,628,666        26.09         6.319         626          297,611        82.02          72.83
A-                  39         10,229,458         3.19         6.491         596          262,294        80.86          87.94
------           -----       ------------       ------         -----         ---         --------        -----          -----
TOTAL:           1,050       $320,589,329       100.00%        6.062%        669         $305,323        81.62%         69.45%

GROSS MARGINS

                     NUMBER        AGGREGATE                                  WEIGHTED      AVERAGE        WEIGHTED      PERCENT
                       OF          PRINCIPAL      PERCENT OF       WEIGHTED   AVERAGE      PRINCIPAL       AVERAGE       FULL OR
RANGE OF            MORTGAGE        BALANCE        MORTGAGE        AVERAGE    CREDIT        BALANCE        ORIGINAL    ALTERNATIVE
GROSS MARGINS        LOANS        OUTSTANDING        POOL          COUPON      SCORE      OUTSTANDING        LTV            DOC
-------------       --------      -----------     ---------        --------   --------    -----------      --------    -----------
3.501% to 4.000%          2       $    735,920        0.23%         4.500%      704        $367,960         80.00%        100.00%
4.001% to 4.500%         14          4,466,906        1.39          5.222       721         319,065         77.39          58.84
4.501% to 5.000%        215         64,457,944       20.11          5.625       678         299,804         79.47          75.32
5.001% to 5.500%        318         99,371,790       31.00          5.843       673         312,490         79.72          73.98
5.501% to 6.000%        259         76,994,432       24.02          6.177       666         297,276         81.67          66.43
6.001% to 6.500%        147         43,991,241       13.72          6.534       659         299,260         83.67          56.95
6.501% to 7.000%         65         20,508,557        6.40          6.765       648         315,516         88.66          68.34
7.001% to 7.500%         18          5,702,442        1.78          7.173       652         316,802         92.65          81.26
7.501% to 8.000%         11          4,129,697        1.29          7.064       665         375,427         92.65          57.50
8.001% to 8.500%          1            230,400        0.07          8.375       693         230,400         80.00           0.00
---------------       -----       ------------      ------          -----       ---        --------         -----          -----
TOTAL:                1,050       $320,589,329      100.00%         6.062%      669        $305,323         81.62%         69.45%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.000% per annum to 8.375% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.606% per annum.

MAXIMUM MORTGAGE RATES

                        NUMBER       AGGREGATE                                   WEIGHTED     AVERAGE      WEIGHTED     PERCENT
                          OF         PRINCIPAL      PERCENT OF      WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE      FULL OR
RANGE OF MAXIMUM       MORTGAGE       BALANCE        MORTGAGE       AVERAGE       CREDIT      BALANCE     ORIGINAL    ALTERNATIVE
MORTGAGE RATES          LOANS       OUTSTANDING        POOL          COUPON       SCORE     OUTSTANDING      LTV          DOC
----------------       --------     -----------     ----------      --------     --------   -----------   --------    -----------
11.500% or less            48       $ 15,860,650        4.95%        4.940%        713       $330,430       76.86%       74.83%
11.501% to 12.000%        177         59,525,879       18.57         5.366         696        336,304       79.56        76.17
12.001% to 12.500%        354        104,508,488       32.60         5.850         670        295,222       80.77        74.60
12.501% to 13.000%        238         71,869,242       22.42         6.310         657        301,972       82.03        69.10
13.001% to 13.500%        173         51,097,995       15.94         6.799         650        295,364       84.83        54.18
13.501% to 14.000%         37         10,891,310        3.40         7.289         644        294,360       85.35        59.35
14.001% to 14.500%         18          5,717,266        1.78         7.834         633        317,626       89.48        49.85
14.501% to 15.000%          5          1,118,497        0.35         8.389         648        223,699       87.81        73.47
-----------------       -----       ------------      ------         -----         ---       --------       -----        -----
TOTAL:                  1,050       $320,589,329      100.00%        6.062%        669       $305,323       81.62%       69.45%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.875% per annum to 14.990% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.556% per annum.

NEXT ADJUSTMENT DATE

                      NUMBER      AGGREGATE                            WEIGHTED    AVERAGE        WEIGHTED         PERCENT
                        OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL       AVERAGE          FULL OR
NEXT RATE            MORTGAGE      BALANCE      MORTGAGE    AVERAGE    CREDIT      BALANCE        ORIGINAL       ALTERNATIVE
ADJUSTMENT DATE       LOANS      OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING        LTV              DOC
---------------      --------    -----------   ----------   --------   --------  -----------      --------       -----------
May 2006                  4     $  1,195,300      0.37%      5.849%      657       $298,825         78.37%          24.50%
June 2006                45       13,313,406      4.15       6.167       668        295,853         82.89           67.55
July 2006               360      107,173,859     33.43       5.993       669        297,705         81.49           76.78
August 2006             492      151,765,228     47.34       6.118       669        308,466         82.04           62.66
September 2006            4        1,248,211      0.39       6.707       670        312,053         83.27           62.88
May 2009                  1          195,868      0.06       6.375       648        195,868         80.00            0.00
June 2009                 7        1,760,000      0.55       6.380       681        251,429         79.47           79.55
July 2009                62       18,631,148      5.81       6.050       668        300,502         80.87           72.80
August 2009              75       25,306,310      7.89       5.935       673        337,417         79.72           79.98
--------------        -----     ------------    ------       -----       ---       --------         -----           -----
TOTAL:                1,050     $320,589,329    100.00%      6.062%      669       $305,323         81.62%          69.45%